UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:     811-08951

          BAT Sub.
(Exact name of registrant as specified in charter)

100 Bellevue Parkway, Wilmington, DE	19809

(Address of principal executive offices)	(Zip code)

Robert S. Kapito, President
BAT Sub.
          40 East 52nd Street, New York, NY 10022
(Name and address of agent for service)

Registrant's telephone number, including area code:     888-825-2257

Date of fiscal year end:     December 31, 2005

Date of reporting period:     June 30, 2005

Item 1. Reports to Shareholders.
The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FIXED INCOME           LIQUIDITY           EQUITIES           ALTERNATIVES           BLACKROCK SOLUTIONS

BlackRock
Closed-End Funds
Annual Report

JUNE 30, 2005 (Unaudited)

BAT Subsidiary, Inc.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

TABLE OF CONTENTS

Trust Summary	1

Portfolio of Investments	2

Financial Statements

Statement of Assets and Liabilities	4

Statement of Operations	5

Statement of Cash Flows	6

Statements of Changes in Net Assets	7

Financial Highlights	8

Notes to Financial Statements	9

Board Review of Investment Management Agreements	13

TRUST SUMMARY (Unaudited)
JUNE 30, 2005

BAT Subsidiary, Inc.

The following chart shows the portfolio composition of the Trust's long-term investments:

Portfolio Composition

Composition	June 30, 2005	December 31, 2004

U.S. Government and Agency Zero Coupon
Bonds	75%	66%

Taxable Municipal Bonds	9	8

Corporate Bonds	7	7

Principal Only Mortgage-Backed Securities	5	3

Commercial Mortgage-Backed Securities	2	2

U.S. Government and Agency Securities	1	3

Interest Only Mortgage-Backed Securities	1	1

Agency Multiple Class Mortgage Pass-Through
Securities	—	9

Inverse Floating Rate Mortgage Securities	—	1

PORTFOLIO OF INVESTMENTS (Unaudited)
JUNE 30, 2005

BAT Subsidiary, Inc.

	Principal
	Amount
Rating[1]	(000)		Description	Value

			LONG-TERM INVESTMENTS—51.0%
			Agency Multiple Class Mortgage Pass-Through Securities—0.1%
	$95		Federal National Mortgage Assoc., Ser. 43, Class E, 7.50%, 4/25/22	$97,954

			Inverse Floating Rate Mortgages—0.2%
	152	[2]	Federal Home Loan Mortgage Corp., Ser. 2752, Class SV, 9.69%, 7/15/05	151,812

			Interest Only Mortgage-Backed Securities—0.3%
			Federal Home Loan Mortgage Corp.,
	77		Ser. 1543, Class VU, 11.41%, 7/01/05	8,594
	51		Ser. 1588, Class PM, 6.50%, 9/15/22	634
	3,204		Ser. 2543, Class IJ, 5.00%, 10/15/12	137,697
	1,882		Ser. 2620, Class WI, 5.50%, 4/15/33	44,109
			Federal National Mortgage Assoc.,
	46		Ser. 188, Class VA, 6.50%, 3/25/13	332
	174		Ser. 194, Class PV, 6.50%, 6/25/08	2,789
	111		Ser. 223, Class PT, 6.50%, 10/25/23	9,698
	6,000		Deutsche Mortgage Secs., Inc. Mortgage Loan Trust,
			Ser. 2, Class AIO, 3.50%, 7/01/05	85,080

			Total Interest Only Mortgage-Backed Securities	288,933

			Principal Only Mortgage-Backed Securities—2.6%
AAA	8	[3]	Collateralized Mortgage Obligation Trust, Ser. 29, Class A, 11.50%, 5/23/17	8,226
			Federal National Mortgage Assoc.,
	1,444	[3]	Ser. 193, Class E, 8.50%, 9/25/23	1,189,320
	1,149	[3]	Ser. 225, Class ME, 8.00% 11/25/23	953,802

			Total Principal Only Mortgage-Backed Securities	2,151,348

			Commercial Mortgage-Backed Securities—0.9%
AAA	754	[4]	New York City Mortgage Loan Trust, Multi-Family, Class A2, 6.75%, 6/25/11	775,371

			Asset-Backed Securities—0.2%
NR	391	[4,5,6]	Global Rated Eligible Asset Trust, Ser. A, Class 1, 7.33%, 9/15/07	43,063
NR	839	[5,6]	Structured Mortgage Asset Residential Trust, Ser. 3, 8.724%, 4/15/06	92,319

			Total Asset-Backed Securities	135,382

			U.S. Government and Agency Zero Coupon Bonds—37.9%
	6,203		Aid to Israel, 8/15/05	6,178,239
			U.S. Treasury Strips,
	18,000		8/15/05	17,930,970
	8,000		11/15/05	7,902,632

			Total U.S. Government and Agency Zero Coupon Bonds	32,011,841

			Corporate Bonds—3.6%
			Energy—1.2%
BBB+	1,000	[4]	Israel Electric Corp., Ltd., 7.25%, 12/15/06, (Israel)	1,040,340

			Financial Institutions—2.4%
AA+	950		Citigroup, Inc., 5.75%, 5/10/06	963,224
NR	1,035	[4]	Equitable Life Assurance Society, zero coupon, 12/01/05	1,018,836

				1,982,060

			Total Corporate Bonds	3,022,400

			U.S. Government and Agency Securities—0.4%
	337		Small Business Investment Cos., Ser. P10A, Class 1, 6.12%, 2/01/08	348,476

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (Unaudited)
JUNE 30, 2005

BAT Subsidiary, Inc. (continued)

	Principal
	Amount
Rating[1]	(000)	Description	Value

		Taxable Municipal Bonds—4.8%
AAA	$ 1,000	Alameda Cnty. California Pension Oblig., zero coupon, 12/01/05	$985,860
AAA	1,000	Alaska Energy Auth., zero coupon, 7/01/05	1,000,000
AAA	1,033	Kern Cnty. California Pension Oblig., zero coupon, 8/15/05	1,029,425
NR	1,034	Long Beach California Pension Oblig., zero coupon, 9/01/05	1,028,500

		Total Taxable Municipal Bonds	4,043,785

		Total Long-Term Investments (cost $42,867,088)	43,027,302

		SHORT-TERM INVESTMENTS—49.3%
		U.S. Government and Agency Zero Coupon Bonds—49.3%
	26,000	Federal Home Loan Bank Discount Notes, 7/01/05 - 7/20/05	25,960,021
	15,700	Federal National Mortgage Assoc. Discount Notes, 7/01/05	15,700,000

		Total Short-Term Investments (cost $41,660,021)	41,660,021

		Total investments—100.3% (cost $84,527,1097)	$84,687,323
		Liabilities in excess of other assets —(0.3)%	(225,715)

		Net Assets—100%	$84,461,608

1	Using the higher of Standard & Poor’s, Moody’s Investors Services or Fitch’s Ratings.
2	Security interest rate is as of June 30, 2005.
3	Interest rate shown is rate as of June 30, 2005 of the underlying collateral.
4
Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of May 31, 2005, the Trust held 3.4% of its net assets, with a current market value of $2,877,610, in securities restricted as to resale.

5	Security is fair valued.
6	Illiquid securities representing 0.2% of net assets.
7
Cost for Federal income purposes is $84,584,471. The net unrealized appreciation on a tax basis is $102,852 consisting of $572,717 gross unrealized appreciation and $469,865 gross unrealized depreciation.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
JUNE 30, 2005

BAT Subsidiary, Inc.

Assets
Investments at value (cost $84,527,109)	$84,687,323
Cash	41,608
Interest receivable	63,662
Unrealized appreciation on credit default swaps	589

84,793,182

Liabilities
Due to parent[1]	331,574

331,574

Net Assets	$84,461,608

Composition of Net Assets:
Par value	$95,107
Paid-in capital in excess of par	84,261,265
Undistributed net investment income	3,094,382
Accumulated net realized gain (loss)	(3,149,949)
Net unrealized appreciation (depreciation)	160,803

Net assets, June 30, 2005	$84,461,608

Net asset value:
($84,461,608÷9,510,667 common shares issued and outstanding)	$8.88

1    See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS (Unaudited)
For the six months ended June 30, 2005

BAT Subsidiary, Inc.

Investment Income
Interest income	$2,378,928

Expenses
Investment advisory	208,407
Administration	33,345
Custodian	31,589
Reports to shareholders	6,508
Independent accountants	17,724
Legal	18,877
Miscellaneous	41,591

Total expenses excluding interest expense	358,041
Interest expense	9,691

Total expenses	367,732

Net investment income	2,011,196

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on Investments	319,597

Net change in unrealized appreciation/depreciation on investments	(1,502,161)

Net loss	(1,182,564)

Net Increase in Net Assets Resulting from Operations	$828,632

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS (Unaudited)
For the six months ended June 30, 2005

BAT Subsidiary, Inc.

Reconciliation of Net Increase in
Net Assets Resulting from Operations
to Net Cash Provided by
Operating Activities
Net increase in net assets resulting from operations	$828,632

Purchases of long-term investments	(503,377)
Proceeds from sales of long-term investments	43,388,663
Increase in short-term investments	(27,111,852)
Amortization of premium and discount on investments	(1,768,385)
Net realized gain	(319,597)
Decrease in unrealized appreciation (depreciation)	1,502,161
Decrease in receivable for investments sold	10,000,000
Decrease in interest receivable	121,098
Decrease in interest payable	(28,821)
Decrease in accrued expenses	(19,485)

Total adjustments	25,260,405

Net cash provided by operating activities	$26,089,037

Increase (Decrease) in Cash
Net cash used for operating activities	$26,089,037
Cash flows provided by financing activities:
Decrease in reverse repurchase agreements	(16,211,250)

Net increase in cash	9,877,787
Cash at beginning of period	(9,836,179)

Cash at end of period	$41,608

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 2005 (unaudited), and the year ended December 31, 2004

BAT Subsidiary, Inc.

	2005	2004

Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,011,196	$4,139,141
Net realized gain	319,597	2,582,626
Net change in unrealized appreciation/depreciation	(1,502,161)	(5,946,878)

Net increase in net assets resulting from operations	828,632	774,889

Total increase	828,632	774,889

Net Assets
Beginning of period	83,632,976	82,858,087

End of period	$84,461,608	$83,632,976

End of period undistributed
net investment income	$3,094,382	$1,083,186

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BAT Subsidiary, Inc.

	Six Months
	Ended	Year Ended December 31,
	April 30, 2005
	(Unaudited)	2004	2003	2002	2001	2000

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$8.79	$8.71	$10.49	$10.38	$9.74	$9.17

Investment operations:
Net investment income	0.21	0.44	0.62	0.97	0.88	0.54
Net realized and unrealized gain (loss)	(0.12)	(0.36)	(0.56)	(0.29)	0.23	0.62

Net increase from investment operations	0.09	0.08	0.06	0.68	1.11	1.16

Dividends from net investment income	—	—	(1.84)	(0.57)	(0.47)	(0.59)

Net asset value, end of period	$8.88	$8.79	$8.71	$10.49	$10.38	$9.74

TOTAL INVESTMENT RETURN[1]	1.02%	0.92%	0.57%	6.55%	11.50%	12.66%

RATIOS TO AVERAGE NET ASSETS:
Total expenses	0.88%[2]	0.99%	0.77%	1.29%	1.61%	2.06%
Net expenses	0.88%[2]	0.99%	0.77%	1.29%	1.61%	2.06%
Net expenses excluding interest expense
and excise tax	0.86%[2]	0.80%	0.75%	0.76%	0.78%	0.75%
Net investment income	4.82%[2]	4.96%	6.31%	9.27%	8.45%	5.72%

SUPPLEMENTAL DATA:
Average net assets (000)	$84,069	$83,489	$94,159	$99,920	$99,342	$90,035
Portfolio turnover	1%	27%	11%	6%	23%	27%
Net assets, end of period (000)	$84,462	$83,633	$82,858	$99,788	$98,686	$92,670
Reverse repurchase agreements outstanding,
end of period (000)	$—	$16,211	$7,248	$1,029	$6,009	$18,536
Asset coverage, end of period[3]	$—	$6,159	$12,432	$97,999	$17,424	$5,999
Reverse repurchase agreements average
daily balance (000)	$886	$10,554	$2,385	$6,515	$11,443	$15,447
Reverse repurchase agreements weighted
average interest rate	2.21%	1.52%	1.07%	1.80%	4.70%	6.33%

1
BAT Subsidiary, Inc. is not publicly traded. The total investment return is calculated assuming a purchase of a share at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Past performance is not a guarantee of future results.

2	Annualized.
3	Per $1,000 of reverse repurchase agreements outstanding.

The information in the above Financial Highlights represents the operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market price data for the Trust’s common shares.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

BAT Subsidiary, Inc.

Note 1. Organization & Accounting Policies

BAT Subsidiary, Inc. (the “Trust”), a Maryland corporation, is a diversified closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Advantage Term Trust Inc. (“BAT”), and as such, is a wholly owned subsidiary of BAT. Accordingly, the Trust is not publicly traded.

The Board of Directors of the Trust adopted a Plan of Liquidation and Dissolution (a “Plan”) effective January 2, 2004. Pursuant to the terms of the Plan, the Board of Directors shall oversee the complete liquidation and winding up of the Trust in an orderly fashion prior to December 31, 2005.

The following is a summary of significant accounting policies followed by the Trust.

Investment Valuation: The Trust values most of its investments on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust’s Board of Directors (the “Board”). In determining the value of a particular security, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments or assets for which such current market quotations are not readily available are valued at fair value (“Fair Value Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust’s Board. The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board.

     When determining the price for a Fair Value Asset, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Investment Transactions and Investment Income: Investment transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and/or accretes discount on securities purchased using the interest method.

Repurchase Agreements: In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Writing/Purchasing: When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of “one” means that a portfolio’s or a security’s price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option writing and purchasing may be used by the Trust as an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put or call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Stripped Mortgage–Backed Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees.

Credit Default Swaps: Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. Risks arise from the possible inability of the counterparties to meet the terms of their contracts.

Total Return Swaps: Total return swaps are agreements in which one party commits to pay interest in exchange for a market linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trust will receive a payment from or make a payment to the counterparty.

Bonds Borrowed Agreements: Bonds borrowed agreements are agreements in which the Trust borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Bonds borrowed agreements are primarily entered into to settle short positions. In a bonds borrowed agreement, the Trust’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities approximates the principal amount of the bonds borrowed transaction, including accrued interest. To the extent that bonds borrowed transactions exceed one business day, the value of the collateral with any counterparty is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Trust may be delayed or limited.

Interest Rate Swaps: Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

Swap Options: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust’s portfolio in a manner similar to more generic options described above.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust’s portfolio and its exposure to changes in short-term interest rates. Owning interest rate caps reduces a portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolios and their exposure to changes in short-term interest rates. Selling interest rate floors reduces a portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust’s leverage provides extra income in a period of falling rates. Selling floors reduces some of that extra income by partially monetizing it as an up-front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust may attempt to manage the duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

Short Sales: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Segregation: In cases in which the Investment Company Act of 1940, as amended, and the interpretive positions of the Securities and Exchange Commission (the “Commission”) require that the Trust segregate assets in connection with certain Trust investments (e.g., when-issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the Commission, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Federal Income Taxes: It is the Trust’s intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provisions are required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements

BAT has an Investment Management Agreement with BlackRock Advisors, Inc. (the “Advisor”), a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority owned subsidiary of The PNC Financial Services Group, Inc. BAT has an Administration Agreement with the Advisor. BAT’s investment advisory and administration fees paid to the Advisor are computed weekly and payable monthly based on an annual rate of 0.50% and 0.08%, respectively, of BAT’s average weekly net assets.

     The Trust reimburses BAT, on a semi-annual basis, for its pro rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BAT. The amount payable as of June 30, 2005 is on the Statement of Assets and Liabilities as “Due to Parent”.

Note 3. Portfolio Investments

Purchases and sales of investment securities, other than short-term investments, dollar rolls and U.S. government securities, for the six months ended June 30, 2005 aggregated $503,377 and $40,842,767, respectively. Purchases and sales of U.S. government securities for the year ended June 30, 2005 aggregated $0 and $2,545,996, respectively.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc., all of which are affiliates of the Advisor. It is possible, under certain circumstances, that Midland Loan Services, Inc., or its affiliates, could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against Midland Loan Services, Inc. or its affiliates.

For Federal income tax purposes, the Trust had capital loss carryforwards as follows:

Capital Loss
Carryforward
Amount at
September 30, 2004	Expires

$80,454	2008
127,941	2009
20,771	2010
5,589,003	2012

$5,818,169

     Accordingly, no capital gain distributions are expected to be paid to shareholders of the Trust until the Trust has net realized capital gains in excess of its carryforward amounts. The tax year-end for the Trust is September 30th.

Details of credit default swaps at June 30, 2005 were as follows:

Notional
Amount	Fixed	Floating	Termination	Unrealized
(000)	Rate	Rate	Date	Appreciation

$800	0.23%(a)	Contingent on	11/01/05	$589
		Credit Event

(a) Trust pays floating interest rate and receives fixed rate.

Note 4. Borrowings

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by and under the direction of the Trust’s Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement. There were no open reverse repurchase agreements at June 30, 2005.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and/or by the lower repurchase price at the future date. The Trust did not enter into any dollar roll transactions during the six months ended June 30, 2005.

Note 5. Distributions to Shareholders

The tax character of distributions paid during the six months ended June 30, 2005 and the year ended December 31, 2004 were as follows:

	Ordinary	Long-term			Total
	Income	Capital Gain	Liquidating		Distributions

June 30, 2005	$—	$—	$—		$—
December 31, 2004	—	—	3,447,332	A	3,447,332

A For tax purposes the Trust has elected to pay an ordinary consent dividend to the parent for the tax year ended September 30, 2004.

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-term	Unrealized Net
Income	Gains	Appreciation

$3,094,382	$—	$103,441

Note 6. Capital

There are 200 million shares of $0.01 par value common shares authorized for the Trust. BAT owned all of the Trust’s shares outstanding at June 30, 2005.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENTS

     At a meeting held on May 26, 2005, the board of trustees (the “Board” or the “Trustees”) of the Trust, including the independent trustees (the “Independent Trustees”), unanimously approved the continuance of an Investment Management Agreement between the Trust and BlackRock Advisors, Inc. (the “Advisor”). For the Investment Management Agreement, the Boards also approved a related Sub-Investment Advisory Agreement among the Trust, the Advisor and BlackRock Financial Management, Inc. (the “Sub-Advisor”). The Investment Management Agreements and the Sub-Investment Advisory Agreements sometimes are referred to herein collectively as the “Agreements”. The Advisor and the Sub-Advisor sometimes are referred to herein collectively as “BlackRock”.

Information Received by the Boards

     To assist the Board in its evaluation of the Agreements, the Independent Trustees received information from BlackRock on or about April 27, 2005 which detailed, among other things: the organization, business lines and capabilities of BlackRock, including the responsibilities of various departments and key personnel and biographical information relating to key personnel; financial statements for BlackRock, Inc., the PNC Financial Services Group, Inc. and the Trust; the advisory and/or administrative fees paid by the Trust to BlackRock, including comparisons, compiled by an independent third party, with the management fees of funds with similar investment objectives (“Peers”); the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; the expenses of BlackRock in providing the various services; non-investment advisory reimbursements and “fallout” benefits to BlackRock; the expenses of the Trust, including comparisons of the Trust’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; and the Trust’s performance for the past one-, three-, five- and ten-year periods, when applicable, as well as the Trust’s performance compared to its Peers. This information supplemented the information received by the Board throughout the year regarding the Trust’s performance, expense ratios, portfolio composition, trade execution and compliance.

     In addition to the foregoing materials, independent legal counsel to the Independent Trustees provided a legal memorandum outlining, among other things, the duties of the Boards under the 1940 Act as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the boards in voting on advisory agreements.

     Prior to the Board meeting, the Independent Trustees reviewed a preliminary binder of information, and, in consultation with independent counsel, submitted a memorandum on May 12, 2005, to BlackRock setting forth certain questions and requests for additional information. BlackRock responded to these questions in writing on May 24, 2005 and May 25, 2005. The Independent Trustees reviewed these responses with independent counsel on May 25, 2005.

     At the Board meeting on May 26, 2005, BlackRock made a presentation to and responded to additional questions from the Board. After the presentations and after reviewing the written materials, the Independent Trustees met in executive session with their legal counsel to review the Boards’ duties in reviewing the Agreements and to consider the renewal of the Agreements. With this background, the Boards considered each Agreement and, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission statements relating to the renewal of the Agreements.

Matters Considered by the Boards

     In connection with their deliberations, the Board considered all factors they believed relevant with respect to the Trust, including the following: the nature, extent and quality of the services to be provided by BlackRock; the investment performance of the Trust; the costs of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; the extent to which economies of scale would be realized as the BlackRock closed-end complex grows; and whether BlackRock realizes other benefits from its relationship with the Trust.

     Nature and Quality of Investment Advisory and Sub-Advisory Services. In evaluating the nature, extent and quality of BlackRock’s services, the Board reviewed information concerning the types of services that BlackRock provides and is expected to provide to the Trust, narrative and statistical information concerning the Trust’s performance record and how such performance compares to the Trust’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board further noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of BlackRock’s investment process in making portfolio management decisions. Given the Board’s experience with BlackRock, the Board noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of BlackRock.

     In addition to advisory services, the Independent Trustees considered the quality of the administrative or non-investment advisory services provided to the Trust. In this regard, BlackRock provides the Trust with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Trust) and officers and other personnel as are necessary for the operations of the Trust. In addition to investment management services, BlackRock and its affiliates provide the Trust with a wide range of services, including: preparing shareholder reports and communications, including annual and semi-annual financial statements and Trust web sites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Board considered, in particular, BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations in light of the new Securities and Exchange

Commission regulations governing compliance. The Board noted BlackRock’s focus on compliance and its compliance systems. The Independent Trustees noted that BlackRock’s commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy.

     The Investment Performance of the Trusts. As previously noted, the Board received myriad performance information regarding the Trust and its Peers. Among other things, the Board received materials reflecting the Trust’s historic performance and the Trust’s performance compared to its Peers. More specifically, the Trust’s one-, three-, five- and ten-year total returns (when applicable) were evaluated relative to its respective Peers (including the performance of individual peers as well as the Peers’ average performance).

     The Board also reviewed a narrative analysis of the Peer rankings that was prepared by an independent third party and summarized by BlackRock at the Board’s request. The summary placed the Peer rankings into context by analyzing various factors that affect these comparisons. In evaluating the performance information, in certain limited instances, the Board noted that the Peers most similar to the Trust still would not adequately reflect such Trust’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of the Trust’s performance with that of its Peers. The Board noted the quality of information provided by BlackRock throughout the year with respect to the performance of the Trust. The Board considered this information in connection with its deliberations as to whether the level of management services provided to the Trust, in light of all the other facts and circumstances relating to the Trust, supports a conclusion that the Trust’s Agreement should be renewed.

     Fees and Expenses. In evaluating the management fees and expenses that the Trust is expected to bear, the Board considered the Trust’s current management fee structure and the Trust’s expected expense ratios in absolute terms as well as relative to the fees and expense ratios of applicable Peers. In reviewing fees, the Board, among other things, reviewed comparisons of the Trust’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of the applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings that was prepared by an independent third party and summarized by BlackRock at the request of the Board. This summary placed the rankings into context by analyzing various factors that affect these comparisons.

     The Board also compared the management fees charged to the Trust by BlackRock to the management fees BlackRock charges other types of clients (such as open-end investment companies and institutional separately managed accounts). With respect to open-end investment companies, the management fees charged to the Trust generally were higher than those charged to the open-end investment companies. The Board also noted that BlackRock provides the Trust with certain services not provided to open-end funds, such as leverage management in connection with the issuance of preferred shares, stock exchange listing compliance requirements, rating agency compliance with respect to the leverage employed by the Trust and secondary market support and other services not provided to the Trust, such as monitoring of subscriptions and redemptions. With respect to separately managed institutional accounts, the management fees for such accounts were generally lower than those charged to the comparable Trust. The Boards noted, however, the various services that are provided and the costs incurred by BlackRock in managing and operating the Trust. For instance, BlackRock and its affiliates provide numerous services to the Trust that are not provided to institutional accounts including, but not limited to: preparing shareholder reports and communications, including annual and semi-annual financial statements; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; income monitoring; expense budgeting; preparing proxy statements; and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). Further, the Board noted the increased compliance requirements for the Trust in light of new Securities and Exchange Commission regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts.

     The Board considered this information in connection with its deliberations as to whether the fees paid by the Trust under its Agreements, in light of all the other facts and circumstances relating to the Trust, supports a conclusion that the Trust’s Agreements should be renewed.

     Profitability. The Trustees also considered BlackRock’s profitability in conjunction with their review of fees. The Trustees reviewed BlackRock’s revenues, expenses and profitability margins on an after-tax basis. In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Trustees also reviewed BlackRock’s assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

     The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s pre-tax profit margin compared to the pre-tax profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results.

     In evaluating the reasonableness of BlackRock’s compensation, the Board also considered any other revenues paid to BlackRock, including partial reimbursements paid to BlackRock for certain non-investment advisory services. The Board noted that these payments were less than BlackRock’s costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that BlackRock and its affiliates are expected to receive that are attributable to their management of the Trust.

     In reviewing the Trust’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Trust’s fee structures, for example through the use of breakpoints. In this connection, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints, as closed-end funds generally do not experience substantial growth after their initial public offering and the fund is managed independently consistent with its own investment objectives. The information also revealed that only one closed-end fund complex used a complex-level breakpoint structure, and that this complex generally is homogeneous with regard to the types of funds managed and is about four times as large as the Trust’s complex. The Board concluded that breakpoints were not warranted at this time.

     Other Benefits. In evaluating fees, the Board also considered indirect benefits or profits BlackRock or its affiliates may receive as a result of their relationships with the Trust. The Trustees, including the Independent Trustees, considered the intangible benefits that accrue to BlackRock and its affiliates by virtue of their relationships with the Trust, including potential benefits accruing to BlackRock and its affiliates as a result of potentially stronger relationships with members of the broker-dealer community, increased name recognition of BlackRock and its affiliates, enhanced sales of other investment funds and products sponsored by BlackRock and its affiliates and increased assets under management which may increase the benefits realized by BlackRock from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

     Miscellaneous. During the Board’s deliberations in connection with the Agreements, the Board was aware that the Advisor pays compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of many of its closed-end funds, and to employees of BlackRock and its affiliates that participated in the offering of such funds. The Board considered whether the management fee met applicable standards in light of the services provided by BlackRock, without regard to whether BlackRock ultimately pays any portion of the anticipated compensation to the underwriters.

Conclusion

     The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees, including a majority of Independent Trustees, determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Trust, was acceptable for the Trust and supported the Trustees’ conclusion that the terms of each Agreement were fair and reasonable, that the respective Trust’s fees are reasonable in light of the services provided to the Trust, and that the renewal of each Agreement should be approved.

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BAT Subsidiary, Inc.

Directors	Accounting Agent and Custodian
Ralph L. Schlosstein, Chairman	State Street Bank and Trust Company
Andrew F. Brimmer	225 Franklin Street
Richard E. Cavanagh	Boston, MA 02110
Kent Dixon
Frank J. Fabozzi	Independent Registered Public Accounting Firm
Kathleen F. Feldstein[1]	Deloitte & Touche LLP
R. Glenn Hubbard[2]	200 Berkeley Street
Robert S. Kapito	Boston, MA 02116
James Clayburn La Force, Jr.
Walter F. Mondale	Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Officers	Four Times Square
Robert S. Kapito, President	New York, NY 10036
Henry Gabbay, Treasurer
Bartholomew Battista, Chief Compliance Officer	Legal Counsel – Independent Directors
Anne Ackerley, Vice President	Debevoise & Plimpton LLP
James Kong, Assistant Treasurer	919 Third Avenue
Vincent B. Tritto, Secretary	New York, NY 10022
Brian P. Kindelan, Assistant Secretary
This report is for shareholder information. This is not a prospec-
Investment Advisor	tus intended for use in the purchase or sale of Trust shares.
BlackRock Advisors, Inc.	Statements and other information contained in this report are as
100 Bellevue Parkway	dated and are subject to change.
Wilmington, DE 19809
(800) 227-7BFM

[1]	Appointed as a Director on January 19, 2005. Elected by shareholders as a Director on May 26, 2005.
[2]	Appointed as a Director on November 16, 2004. Elected by shareholders as a Director on May 26, 2005.

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 699-1BFM.

The Trust has delegated to the Advisor the voting of proxies relating to their voting securities pursuant to the Advisor’s proxy voting policies and procedures. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 699-1BFM. These policies and procedures are also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Information on how proxies relating to the Trust’s voting securities were voted (if any) by the Advisor during the most recent 12-month period ended June 30th is available, upon request, by calling (800) 699-1BFM or on the website of the Commission at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Trust’s Form NQ may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Trust’s Form N-Q may also be obtained upon request, without charge, by calling (800) 699-1BFM.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

Item 2. Code of Ethics.
Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.

Item 6. Schedule of Investments.
The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable because no such purchases were made during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable because no applicable matters were voted on by shareholders during the period covered by this report.

Item 11. Controls and Procedures.
(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the Registrant in this Form
N-CSR was recorded, processed, summarized, and reported timely.

(b) The Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Not applicable.

(a) (2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a) (3) Not applicable.

(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     BAT Sub.

By:     /s/ Henry Gabbay
Name: Henry Gabbay
Title: Treasurer
Date: August 19, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert S. Kapito
Name: Robert S. Kapito
Title: Principal Executive Officer
Date: August 19, 2005

By:     /s/ Henry Gabbay
Name: Henry Gabbay
Title: Principal Financial Officer
Date: August 19, 2005